UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
May 26, 2015
BLACK KNIGHT FINANCIAL SERVICES, INC.
(Exact name of Registrant as Specified in its Charter)

001-37394
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	36-4798491 (IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 854-5100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Credit and Guaranty Agreement

On May 27, 2015, Black Knight InfoServ, LLC, a Delaware limited liability company (“BKIS”), an indirect subsidiary of Black Knight Financial Services, Inc., a Delaware corporation (“BKFS”), entered a credit and guaranty agreement (the “BKIS Credit Agreement”), dated as of May 27, 2015, with JPMorgan Chase Bank, N.A. as administrative agent, the guarantors party thereto, the other agents party thereto and the lenders party thereto.

The BKIS Credit Agreement provides for (i) an $800.0 million term loan A facility (the “Term A Facility”), (ii) a $400.0 million term loan B facility (the “Term B Facility”) and (iii) a $400.0 million revolving credit facility (the “Revolving Credit Facility”, and collectively with the Term A Facility and Term B Facility, the “Facilities”). The loans under the Term A Facility and the Revolving Credit Facility mature on May 27, 2020, and the loans under the Term B Facility mature on May 27, 2022. The Facilities are guaranteed by all of BKIS’s wholly-owned domestic restricted subsidiaries and Black Knight Financial Services, LLC, a Delaware limited liability company and the direct parent company of BKIS (“Holdings”), and are secured by associated collateral agreements which pledge a lien on virtually all of the BKIS’s assets, including fixed assets and intangibles, and the assets of the guarantors.

The Term A Facility is subject to amortization of principal, payable in quarterly installments on the last day of each fiscal quarter, commencing on the last day of the first full fiscal quarter ending after the closing date (such date, the “Initial Payment Date”), equal to the percentage set forth below of the initial aggregate principal amount of the Term A Facility for such fiscal quarter:

Payment Dates	Percentage
Commencing on September 30, 2015 through and including June 30, 2017	1.25%
Commencing on September 30, 2017 through and including June 30, 2019	2.50%
Commencing on September 30, 2019 through and including March 31, 2019	3.75%

The remaining initial aggregate advances under the Term A Facility are payable at the maturity of the Term A Facility.

The Term B Facility is subject to amortization of principal (payable in equal quarterly installments), commencing on the Initial Payment Date, with 1.0% of the initial aggregate advances thereunder to be payable each year prior to the maturity date of the Term B Facility maturity date, and the remaining initial aggregate advances thereunder to be payable at the Term B Facility maturity date.

The Term A Facility and the Revolving Credit Facility bear interest at rates based upon, at the option of BKIS, either (i) the base rate plus a margin of between 50 and 125 basis points depending on the total leverage ratio of Holdings and its restricted subsidiaries on a consolidated basis (the “Consolidated Leverage Ratio”) and (ii) the Eurodollar rate plus a margin of between 150 and 225 basis points depending on the Consolidated Leverage Ratio. Until the delivery of the initial financial statements under the BKIS Credit Agreement, the Term A Facility and the Revolving Credit Facility bear interest, at the option of BKIS, at either (i) the base rate plus a margin of 125 basis points or (ii) the Eurodollar rate plus a margin of 225 basis points. The Term B Facility bears interest at rates based upon, at the option of BKIS, either (i) the base rate plus a margin of 175 or 200 basis points depending on the Consolidated Leverage Ratio and (ii) the Eurodollar rate plus a margin of 275 or 300 basis points depending on the Consolidated Leverage Ratio; subject to a Eurodollar rate floor of 75 basis points. Until the delivery of the initial financial statements under the BKIS Credit Agreement, the Term B Facility bears interest, at the option of BKIS, at either (i) the base rate plus a margin of 200 basis points or (ii) the Eurodollar rate plus a margin of 300 basis points. In addition, BKIS will pay an unused commitment fee of between 25 and 35 basis points on the undrawn commitments under the Revolving Credit Facility, also depending on the Consolidated Leverage Ratio.

Under the BKIS Credit Agreement, BKIS (and in certain circumstances, Holdings) and its restricted subsidiaries are subject to customary affirmative, negative and financial covenants, and events of default for facilities of this type (with customary grace periods, as applicable, and lender remedies).

The foregoing summary of the BKIS Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the BKIS Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Third Supplemental Indenture

On May 27, 2015, BKIS, Black Knight Lending Solutions, Inc. (“BKLS,” and, together with BKIS, the “Issuers”), the guarantors named therein (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”), entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Indenture, dated as of October 12, 2012, governing the Issuers’ 5.75% Senior Notes due 2023 (the “Notes”), among the Issuers, the guarantors party thereto and the Trustee,(as supplemented to date, the “Indenture”). The Third Supplemental Indenture supplements the Indenture to add the Guarantors as guarantors of the Issuers’ obligations under the Indenture and the Notes.

The foregoing summary of the Third Supplemental Indenture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Third Supplemental Indenture, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K under the heading “Credit and Guaranty Agreement” is hereby incorporated by reference in this Item 2.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On May 26, 2014, in connection with the closing of BKFS’s initial public offering, BKFS amended and restated its certificate of incorporation (as so amended, the “Amended and Restated Certificate of Incorporation”) and its bylaws (as amended, the “Amended and Restated Bylaws”).  The terms of the Amended and Restated Certificate of Incorporation are substantially the same as the form of Amended and Restated Certificate of Incorporation previously filed as Exhibit 3.3 to BKFS’s Registration Statement on Form S-1 (File No. 333-201241) (the “Registration Statement”) and the terms of the Amended and Restated Bylaws are substantially the same as the form of Amended and Restated Bylaws previously filed as Exhibit 3.4 to the Registration Statement.  The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference in this Item 5.03.

Item 8.01	Other Events

On May 27, 2015, BKFS issued a press release announcing the entry into the BKIS Credit Agreement. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
10.1
Credit and Guaranty Agreement, dated as of May 27, 2015, by and among Black Knight InfoServ, LLC, a Delaware limited liability company, as the borrower, JPMorgan Chase Bank, N.A. as administrative agent, the guarantors party thereto, the other agents party thereto and the lenders party thereto

10.2
Third Supplemental Indenture, dated as of May 27, 2015, by and among Black Knight InfoServ, LLC, a Delaware limited liability company, Black Knight Lending Solutions, Inc., a Delaware corporation, the guarantors party thereto and U.S. Bank National Association, as trustee

99.1	Press Release dated May 27, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACK KNIGHT FINANCIAL SERVICES, INC.

Date:	May 28, 2015	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel and Corporate Secretary

 EXHIBIT INDEX

Exhibit	Description
3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
10.1
Credit and Guaranty Agreement, dated as of May 27, 2015, by and among Black Knight InfoServ, LLC, a Delaware limited liability company, as the borrower, JPMorgan Chase Bank, N.A. as administrative agent, the guarantors party thereto, the other agents party thereto and the lenders party thereto

10.2
Third Supplemental Indenture, dated as of May 27, 2015, by and among Black Knight InfoServ, LLC, a Delaware limited liability company, Black Knight Lending Solutions, Inc., a Delaware corporation, the guarantors party thereto and U.S. Bank National Association, as trustee

99.1	Press Release dated May 27, 2015